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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

      We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated July 26, 1996, except as to Note 4 which is as of November 27, 1996, appearing on page F-2 of The Registry, Inc.'s Registration Statement on Form S-4 (333-29755).

PRICE WATERHOUSE LLP

Boston, Massachusetts
August 12, 1997


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